UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 23, 2010
CALLIDUS SOFTWARE INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-50463	77-0438629
(Commission File Number)	(IRS Employer Identification No.)
6200 Stoneridge Mall Road, Suite 500
Pleasanton, CA 94588
(Address of Principal Executive Offices) (Zip Code)
(925) 251-2200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On December 23, 2010, Callidus Software Inc. (the “Company”) entered into an Asset Purchase Agreement with ForceLogix Technologies Inc. (“FL”) and JP Funding, LLC, pursuant to which the Company will acquire substantially all of the assets of FL for $3.75 million in cash upon completion of customary closing conditions.
     Also on December 23, 2010, the Company issued a press release announcing its entry into the Asset Purchase Agreement, a copy of which is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press release issued December 23, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE INC.
Date: December 23, 2010	By:	/s/ V. Holly Albert
		Name:	V. Holly Albert
		Title:	Senior Vice President, General Counsel and Secretary